MAINSTAY GROUP OF FUNDS

MainStay Balanced Fund
MainStay Income Builder Fund
(each a “Fund” and collectively the “Funds”)

Supplement dated October 4, 2019 (“Supplement”) to the
Summary Prospectuses and Prospectus, each dated February 28, 2019, as supplemented, and Statement of Additional Information, dated February 28, 2019, as supplemented and amended (“SAI”)

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectuses, Prospectus and SAI. The information in this Supplement supersedes any conflicting information in the Prospectus and SAI.

The following changes are effective November 4, 2019:

1.	Investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares of the Funds are not subject to an initial sales charge. However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

Investments in Class C shares of the Funds are subject to a purchase maximum of $250,000.

2.	Fees and Expenses of the Fund and Example. Each Fund’s fees and expenses table and example table are deleted in their entirety and replaced with the following, which have been restated to reflect a reduction in the Maximum Sales Charge imposed on purchases of Class A and Investor Class shares:

MainStay Balanced Fund

Fee and Expenses of the Fund

	Class A	Investor Class	Class B1	Class C	Class I	Class R1	Class R2	Class R3	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	3.00%	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [2]	None [2]	5.00%	1.00%	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[3]	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	None	0.25%	0.50%	None
Other Expenses	0.15%	0.35%	0.35%	0.35%	0.15%	0.25%	0.25%	0.25%	0.06%
Acquired (Underlying) Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.11%	1.31%	2.06%	2.06%	0.86%	0.96%	1.21%	1.46%	0.77%
1.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

2.	No initial sales charge applies on investments of $250,000 or more (and certain other qualified purchases). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

3.	The management fee is as follows: 0.70% on assets up to $1 billion; 0.65% on assets from $1 billion to $2 billion; and 0.60% on assets over $2 billion.

Example

Expenses After	Class A	Investor	Class B		Class C		Class I	Class R1	Class R2	Class R3	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 410	$ 429	$ 209	$ 709	$ 209	$ 309	$ 88	$ 98	$ 123	$ 149	$ 79
3 Years	$ 642	$ 703	$ 646	$ 946	$ 646	$ 646	$ 274	$ 306	$ 384	$ 462	$ 246
5 Years	$ 893	$ 997	$ 1,108	$ 1,308	$ 1,108	$ 1,108	$ 477	$ 531	$ 665	$ 797	$ 428
10 Years	$ 1,611	$ 1,832	$ 2,197	$ 2,197	$ 2,390	$ 2,390	$ 1,061	$ 1,178	$ 1,466	$ 1,746	$ 954

MainStay Income Builder Fund

Fee and Expenses of the Fund

	Class A	Investor Class	Class B1	Class C	Class I	Class R2	Class R3	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	3.00%	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [2]	None [2]	5.00%	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[3]	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	0.25%	0.50%	None
Other Expenses	0.15%	0.28%	0.28%	0.28%	0.15%	0.25%	0.25%	0.05%
Total Annual Fund Operating Expenses	1.01%	1.14%	1.89%	1.89%	0.76%	1.11%	1.36%	0.66%
1.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

2.	No initial sales charge applies on investments of $250,000 or more (and certain other qualified purchases). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

3.	The management fee is as follows: 0.64% on assets up to $500 million; 0.60% on assets from $500 million up to $1 billion; 0.575% on assets from $1 billion up to $5 billion; and 0.565% on assets over $5 billion, plus a fee for fund accounting services previously provided by New York Life Investment Management LLC under a separate fund accounting agreement. This fund accounting services fee amounted to 0.01% of the Fund's average daily net assets.

Example

Expenses After	Class A	Investor	Class B		Class C		Class I	Class R2	Class R3	Class R6
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 400	$ 413	$ 192	$ 692	$ 192	$ 292	$ 78	$ 113	$ 138	$ 67
3 Years	$ 612	$ 651	$ 594	$ 894	$ 594	$ 594	$ 243	$ 353	$ 431	$ 211
5 Years	$ 841	$ 909	$ 1,021	$ 1,221	$ 1,021	$ 1,021	$ 422	$ 612	$ 745	$ 368
10 Years	$ 1,499	$ 1,645	$ 2,016	$ 2,016	$ 2,212	$ 2,212	$ 942	$ 1,352	$ 1,635	$ 822

3.	In the section of the Prospectus entitled “Shareholder Guide,” the subsection entitled “Information on Sales Charges: Investor Class Shares and Class A Shares” is revised as follows:

a.	The first table is amended to remove references to the Funds; and

b.	The fourth table and the footnotes thereto are deleted in their entirety and replaced with the following:

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MainStay Balanced Fund, MainStay Conservative Allocation Fund, MainStay Floating Rate Fund, MainStay Growth Allocation Fund, MainStay Income Builder Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund, and MainStay MacKay Short Duration High Yield Fund

	Sales charges as a percentage of1
Purchase Amount	Offering Price	Net Investment	Typical dealer concession as a % of offering price
Less than $100,000	3.00%	3.09%	2.75%
$100,000 to $249,999	2.00%	2.04%	1.75%
$250,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $250,000 or more. A contingent deferred sales charge of 1.00% may be imposed, however, on redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See “Sales Charge Reductions and Waivers - Waivers of Contingent Deferred Sales Charges” below.

4.	In the section of the SAI entitled “Purchases at Net Asset Value,” the information for the Funds in the table beginning on page 118 is deleted and the table is updated with the following.

FUND	COMMISSION
MainStay Balanced Fund MainStay Income Builder Fund	1.00% for $250,000 to $4,999,999 0.75% for $5,000,000 to $9,999,999 0.50% for $10,000,000 or more

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

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